Horizon Funds
PORTFOLIO OF INVESTMENTS (Unaudited)
February 28, 2022

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

In determining a Fund’s net asset value (“NAV”) per share, equity securities, including common stocks, preferred stocks, and exchange traded funds, for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. When market quotations received are from an active market, the securities will be classified within Level 1 of the fair value hierarchy. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (“the Board”) or its delegate. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by the Adviser and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAVs. Purchased and written options are valued primarily at the mean of the bid and the ask.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2022, for the Funds’ investments measured at value:

Horizon Active Asset Allocation Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$725,974,715	$-	$-	$725,974,715
Investments Purchased With Proceeds From Securities Lending	204,838,565	-	-	204,838,565
Total	$930,813,280	$-	$-	$930,813,280

Horizon Active Risk Assist® Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$1,139,216,993	$-	$-	$1,139,216,993
Common Stocks	30,009,475	-	-	30,009,475
Purchased Put Options	-	202,500	-	202,500
Short-Term Investments	9,844,155	-	-	9,844,155
Investments Purchased With Proceeds From Securities Lending	260,274,878	-	-	260,274,878
Total	$1,439,345,501	$202,500	$-	$1,439,548,001

Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$-	$120,000	$-	$120,000
Total	$-	$120,000	$-	$120,000

Horizon Active Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$435,923,557	$-	$-	$435,923,557
Short-Term Investments	13,464,775	-	-	13,464,775
Investments Purchased With Proceeds From Securities Lending	146,503,889	-	-	146,503,889
Total	$595,892,221	$-	$-	$595,892,221

Horizon Active Dividend Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$132,373,470	$-	$-	$132,373,470
Preferred Stocks	199,028	-	-	199,028
Short-Term Investments	1,997,730	-	-	1,997,730
Total	$134,570,228	$-	$-	$134,570,228

Horizon Defined Risk Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$289,460,713	$-	$-	$289,460,713
Purchased Put Options	-	10,873,825	-	10,873,825
Short-Term Investments	6,376,501	-	-	6,376,501
Investments Purchased With Proceeds From Securities Lending	73,654	-	-	73,654
Total	$295,910,868	$10,873,825	$-	$306,784,693

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$-	$1,034,250	$-	$1,034,250
Written Put Options	-	3,159,100	-	3,159,100
Total	$-	$4,193,350	$-	$4,193,350

Horizon ESG Defensive Core Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$162,157,273	$-	$-	$162,157,273
Short-Term Investments	2,086,352	-	-	2,086,352
Total	$164,243,625	$-	$-	$164,243,625

Horizon US Defensive Equity Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$127,204,568	$-	$-	$127,204,568
Short-Term Investments	1,330,844	-	-	1,330,844
Total	$128,535,412	$-	$-	$128,535,412

* Refer to the Portfolios of Investments for security classifications.